EXHIBIT 23.1CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation of our reports dated March 27, 2002, included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 333-67178, 333-63555, 333-53872 and 333-21549.




                                                  /s/   ARTHUR ANDERSEN LLP
                                                  -------------------------

                                                  ARTHUR ANDERSEN LLP

Chicago, Illinois
March 27, 2002